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                                                                    EXHIBIT 10.6

                              VITECH AMERICA, INC.
                            2190 Northwest 89th Place
                              Miami, Florida 33172


                                                           Date: August 14, 2000

The Equity Group Inc.
800 Third Avenue, 36th Floor
New York, NY 10022
Attn: Robert Goldstein, President

Dear Mr. Goldstein:

         Vitech America, Inc. (the "Corporation") is pleased to award you an Option to purchase an aggregate of 20,000 shares of the Corporation's Common Stock pursuant to the provisions of the 1996 Stock Option Plan (the "Plan"). This letter will describe the Option granted to you. Your signature on this letter is an acknowledgment to us that you have read and understand this Agreement and the Plan and that you agree to abide by its terms.

         1. Mutual Intent. It is important to the Corporation that the Optionee be encouraged to enhance the value of the Corporation and its subsidiaries through Optionee's services to the Corporation and its subsidiaries. Accordingly, the Corporation desires to afford the Optionee the opportunity to purchase shares of the Corporation's Common Stock as hereinafter provided.

         2. Type of Option. The Option being granted is considered a non-qualified stock option as it relates to Section ss.422 of the Internal Revenue Code of 1996, as amended.

         3. Rights and Privileges. Subject to the conditions hereinafter set forth, the Corporation grants you the right to purchase 20,000 shares of Stock at $5.50 per share. The right to purchase all shares accrues on the one year anniversary of the date hereof.

         4. Time of Exercise. The Option may be exercised at any time and from time to time after August 14, 2001 and on or before August 14, 2005.

         5. Method of Exercise. The Options shall be exercised by written notice to the Corporation at the Corporation's principal place of business. The notice shall set forth the number of shares of Stock to be acquired and shall contain a check payable to the undersigned in full payment for the shares to be purchased.

         6. Registration Rights. The Corporation shall prepare and file with the Securities and Exchange Commission, a Registration Statement on Form S-3 (or if the Corporation is not eligible to register for resale of the Stock on Form S-3, such registration shall be on another appropriate form in accordance herewith) for the resale of the shares of common stock underlying this option in accordance with the method or methods of distribution thereof as specified by the undersigned, and use its best efforts to cause the Registration Statement to become and remain effective prior to August 14, 2001 and until the option is exercised and all the underlying shares have been sold, but no later than August 14, 2005. The Company will be responsible to pay for all registration costs and fees including all related attorney, auditor or other expenses.

         7. Termination of Option. To the extent not exercised, the Option shall terminate five (5) years from the date of grant.


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         8.       Securities Laws. The Option and the shares of Stock underlying the Option have not been registered under the Securities Act of 1933, as amended (the "Act"). The Corporation has no obligations to ever register the Option or the shares of Stock underlying the Option. All shares of Stock acquired upon the exercise of the Option shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Act. The certificate representing the shares shall bear an appropriate legend restricting their transfer. Such shares cannot be sold, transferred, assigned or otherwise hypothecated without registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Corporation has been furnished with an opinion of counsel satisfactory in form and substance to the Corporation that such registration is not required.

         9. Date of Grant. The Option shall be treated as having been granted to you on the date of this letter even though you may sign it at a later date.

         10. Counterparts. This Agreement shall be executed in multiple counterparts, each of which when considered together, comes to one and the same Agreement.

         11. Integration. This Agreement supersedes all prior agreements understanding between the undersigned and the Optionee related to the subject matter hereof.

                                Very truly yours,

                                VITECH AMERICA, INC.


                                By: /s/ Edward A. Kelly
                                   ---------------------------
                                Name: Edward A. Kelly
                                Title: Chief Financial Officer



AGREED AND ACCEPTED THIS

14 day of August, 2000

The Equity Group Inc.

By: /s/ Robert Goldstein
   ---------------------
Name:
Title:

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